                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                January 16, 2001
                Date of Report (Date of Earliest Event Reported)


  GreenPoint Mortgage Securities Inc. (as Sponsor under the Sale and Servicing
   Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed
                             Notes, Series 1999-2)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      333-79833               68-0397342
          --------                      ---------               ----------
(State or Other Jurisdiction)        (Commission File          (I.R.S. Employer
       of Incorporation)                  Number)           Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                        (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.     Other Events
            ------------

            GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

            The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c).  Exhibits
            --------

            10.1      Monthly Payment Date Statement distributed to
                      holders of Series 1999-2 Notes dated January 16, 2001.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 29, 2001



                                       GREENPOINT MORTGAGE
                                       SECURITIES INC.



                                       By:  /s/ Peter Hill
                                         ---------------------------------------
                                         Peter Hill
                                         Senior Vice President and Controller
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit Number                                                   Page Number
--------------                                                   -----------
10.1  Monthly Payment Date Statement distributed to holders
      of Series 1999-2 Notes dated January 16, 2001..................  5